UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 10, 2007

(Date of earliest event reported)

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

California	0-28568	95-2920557
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 E. Bonita Avenue Pomona, California 91767
(Address of principal executive offices)(Zip Code)

(909) 624-8041

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 10, 2007, Keystone Automotive Industries, Inc. (“Keystone”) announced that Keystone’s stockholders have approved a proposed merger with LKQ Acquisition Company, a subsidiary of LKQ Corporation, at a special meeting of stockholders held on October 10, 2007. The merger is currently expected to close on October 12, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Keystone Automotive Industries, Inc. dated October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

Date: October 10, 2007	By:	/s/ John G. Arena, Esq.
John G. Arena Vice President, General Counsel and Secretary